Exhibit 31.3

CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO SECTION 302 OF

THE SARBANES-OXLEY ACT OF 2002

I, Leone Patterson, certify that:

1.	I have reviewed this Form 10-K/A of Adverum Biotechnologies, Inc.; and

2.

Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 30, 2019

By:	/s/ Leone Patterson
	Name:	Leone Patterson
	Title:	Chief Executive Officer
(Principal Executive Officer)